                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act File Number: 811-04015
                                                      ---------


                         Eaton Vance Mutual Funds Trust
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                   October 31
                                   ----------
                             Date of Fiscal Year End

                                October 31, 2003
                                ----------------
                            Date of Reporting Period

ITEM 1. REPORTS TO STOCKHOLDERS

[EATON VANCE LOGO]

[PHOTO IMAGE]

ANNUAL REPORT OCTOBER 31, 2003

[PHOTO IMAGE]

EATON VANCE TAX-MANAGED MID-CAP CORE FUND

[PHOTO IMAGE]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                  PRIVACY NOTICE

     The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

     - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

     - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

     - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

           For more information about Eaton Vance's privacy policies, call: 1-800-262-1122.


                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

     The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

     EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

     If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

     Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE TAX-MANAGED MID-CAP CORE FUND AS OF OCTOBER 31, 2003
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]
Thomas E. Faust Jr.
President

In the one-year period from October 31, 2002, to October 31, 2003, the Fund's Class A shares had a return of 25.09%. That return was the result of an increase in net asset value (NAV) per share from $8.53 on October 31, 2002, to $10.67 on October 31, 2003.(1) The Fund's Class B shares had a return of 24.15% for the same period, the result of an increase in NAV per share from $8.49 to $10.54.(1) The Fund's Class C shares had a return of 24.15% for the same period, the result of an increase in NAV per share from $8.49 to $10.54.(1) Additional information about the Fund's performance (including after-tax performance) appears on page 6.

For comparison, the Fund's benchmark index, the S&P MidCap 400 Index - a broad-based, unmanaged market index commonly used to measure U.S. mid-cap stock performance - posted a return of 30.70% for the period from October 31, 2002, to October 31, 2003.(2)

A CLOSER LOOK AT THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003...

In May of this year, Congress passed legislation that included several provisions that affect individual investors. The most important aspects of the Jobs and Growth Tax Relief Reconciliation Act of 2003 for individuals are a lowering of tax rates for ordinary income and long-term capital gains and a change in the tax treatment of qualifying dividend income, which is now taxed at the same rates as long-term capital gains, rather than as ordinary income.

The biggest change for equity investors is that qualifying dividend income is now taxed at much lower rates than other investment income and short-term gains (maximum rate of 15% vs. 35%). The spread between short-term and long-term capital gains tax rates has also increased. These changes increase the importance of achieving a mix of returns that emphasizes long-term gains and qualifying dividends over less favorably taxed short-term gains and non-qualifying dividends and other investment income. Deferring taxes on long-term gains continues to be of significant value, particularly for investors with longer time horizons and for assets earmarked for inheritance.

WITH TODAY'S LOWER TAX RATES, IT IS STILL IMPORTANT FOR INVESTORS TO CONSIDER TAX EFFECTS...

Taxes continue to be the single largest cost borne by long-term equity investors. Strategies to minimize tax effects can add substantial value to taxable accounts without sacrificing performance or adding to portfolio risk. Just as before, it makes sense for taxpayers to invest in funds that share their objective of after-tax returns.


                                                    Sincerely,

                                                    /s/ Thomas E. Faust Jr.

                                                    Thomas E. Faust Jr.
                                                    President
                                                    December 5, 2003


TEN LARGEST HOLDINGS(3)

Ace Ltd.                                       2.2%
Microchip Technology, Inc.                     2.2
Omnicom Group, Inc.                            2.1
A.G. Edwards, Inc.                             2.1
Brinker International, Inc.                    2.1
Affiliated Managers Group, Inc.                2.0
Cox Radio, Inc. Class A                        2.0
Legg Mason, Inc.                               2.0
Affiliated Computer Services, Inc.             1.9
Newfield Exploration Co.                       1.9

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2) It is not possible to invest directly in an Index.

(3) Ten largest holdings accounted for 20.5% of the Portfolio's net assets. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
      TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

MANAGEMENT DISCUSSION

[PHOTO OF WILLIAM R. HACKNEY, III, CHARLES B. REED & PAUL J. MARSHALL]

AN INTERVIEW WITH ATLANTA CAPITAL MANAGEMENT'S PAUL J. MARSHALL, VICE PRESIDENT AND DIRECTOR OF RESEARCH; WILLIAM R. HACKNEY, III, MANAGING PARTNER; AND CHARLES
B. REED, VICE PRESIDENT, WHO CONSTITUTE THE INVESTMENT TEAM MANAGING TAX-MANAGED MID-CAP CORE PORTFOLIO

Q: WHAT WAS THE OVERALL MARKET ENVIRONMENT FOR THE FUND FOR THE YEAR ENDING OCTOBER 31, 2003?

A: The stock market environment for medium capitalization equities was favorable and much improved from the prior year. The mid-cap market, as measured by the S&P MidCap 400 Index, rose 30.70% in the 12 months ending October 31, 2003, outpacing the 20.79% advance in the larger-capitalization S&P 500 Index.* A number of forces underpinned this favorable investment climate. First, there has been fiscal stimulus from tax cuts and increased government spending over the past two years. This stimulus has been accompanied by an accommodative monetary policy from the Federal Reserve Board, which has pushed short-term interest rates to their lowest levels in almost 50 years. The combination of fiscal stimulus and low interest rates kept the U.S. economy on a steady, moderate growth path and helped corporate earnings recover from their depressed levels of 2001 and 2002. All the elements for a classic economic and stock market recovery seemed to fall into place last year.

Q: CAN YOU GIVE THE SHAREHOLDERS A SUMMARY OF THE FUND'S PERFORMANCE OVER THE LAST YEAR?

A: We are pleased to report that the Fund's Class A shares had a return of 25.09% for the 12 months ending October 31, 2003. The Fund's performance was led by sharp gains in information technology and basic materials stocks held by the Portfolio. In general, the economically sensitive industrial sectors of the economy turned in the strongest stock market performance, while the more defensive consumer-related sectors turned in more moderate price performance. This was true for the Portfolio's holdings as well.

Q: WHAT FACTORS ACCOUNTED FOR THE FUND'S PERFORMANCE RELATIVE TO THE BENCHMARK DURING THE PERIOD?

A: The Fund's returns trailed the gain in the S&P MidCap 400 Index* primarily due to the exceptionally strong performance of lower-quality, lower-priced companies in 2003. Various studies have shown that during the first nine months of 2003: the stock of companies reporting current losses have outperformed companies with earnings; low-priced stocks have outperformed higher-priced stocks; and companies with erratic earnings patterns have outperformed companies with more stable earnings patterns. However, in keeping with our investment objective of achieving long-term, after-tax returns, the Portfolio focused on mid-cap companies that we believe possess solid fundamentals. Therefore, we did not participate in many of the lesser-quality names that led the rally. This collectively accounted for the Fund's entire performance shortfall versus its benchmark, particularly in certain technology-related sectors and the health care sector of the Portfolio.

Q: DID THE PORTFOLIO'S ECONOMIC SECTOR WEIGHTING INFLUENCE ITS INVESTMENT RETURNS VERSUS ITS BENCHMARK, THE S&P MIDCAP 400 INDEX?*

A: Yes. We took advantage of a cyclical turn in the economy and overweighted those sectors, relative to the benchmark, that would benefit from an improvement in industrial production and corporate profits. In particular, stocks held by the Portfolio in information technology and industrials contributed significantly to overall performance on an absolute basis. A slight overweighting in energy stocks and an underweighting in utilities also added to returns. An underweight in health care detracted slightly from performance.


       * It is not possible to invest directly in an Index.

Q: WHAT STOCKS AND INDUSTRIES MOST NEGATIVELY IMPACTED THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

A: The two industries that detracted the most from performance were oil and gas exploration & production (E&P) companies within the energy sector and the computer services and integrated systems companies within the information technology sector. E&P stocks lagged the market despite significant increases in natural gas and crude oil prices. Apparently, many investors believed that recent high energy prices would not be sustainable over the long term. The computer services and integrated systems companies held by the Portfolio lagged the overall market primarily because of their "defensive" nature, which is reflective of the high levels of recurring revenue. Last year, investors seemed to be seeking less defensive stocks, those with more leverage to an improving economy and IT spending environment. In the current environment, the earnings growth of the defensive technology companies cannot keep pace with many of the semiconductor, hardware, and software stocks within the sector. We believe both the E&P and computer services and integrated systems industries have favorable long term growth prospects, so we have continued to maintain significant exposure to the industries in the Portfolio.

Q: WHAT STOCKS AND INDUSTRIES MOST POSITIVELY IMPACTED THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

A: The stocks that contributed the most to performance over the last 12 months included holdings in the business services, manufacturing, engineering/construction, and finance/investment management industries. Business services holdings benefited from the pent-up demand created by the plunge in technology spending over the last three years, especially as corporate profits began to emerge from depressed levels. Stocks held by the Portfolio in manufacturing, engineering and construction were driven by the improvement in industrial production and the subsequent turn in corporate earnings that gave many companies the flexibility to start investing for future growth. Finance/investment management companies were the prime beneficiaries of the rebound in the stock market and the willingness of investors, both institutional and retail, to plow money back into the stock market.

Q:   ANY FINAL THOUGHTS FOR THE SHAREHOLDERS?

A: We remain cautiously optimistic on both the economy and the market. Further gains in the stock market, however, should be dependent on a further resurgence in earnings, not a rise in valuations or the price/earnings ratios. The recent advance in the broad market has been led by lower-quality, lower-priced stocks with little or no current earnings. In the initial phases of a stock market recovery, it's not unusual for these more "speculative" issues to turn in the best performance simply because they were often the types of stocks that declined the most during the preceding bear market. Looking ahead, we would expect earnings power and balance sheet strength to play a more important role in stock performance.


     THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND ATLANTA CAPITAL DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FUND.

PERFORMANCE

[CHART]

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
       EATON VANCE MID-CAP CORE FUND CLASS A VS. THE S&P MIDCAP 400 INDEX*

                        March 31, 2002 - October 31, 2003

               EATON VANCE TAX-MANAGED MID-CAP CORE FUND- CLASS A
                                Inception: 3/4/02

                   FUND             FUND                 S&P
                 VALUE AT         VALUE WITH         MID-CAP 400
   DATE            NAV           SALES CHARGE           INDEX
----------      ----------      --------------       -----------
 3/31/2002          10,000                9425            10,000
 4/30/2002           9,971                9400             9,947
 5/31/2002           9,961             9390.91             9,769
 6/30/2002           9,315             8781.82             9,071
 7/31/2002           8,544             8054.55             8,185
 8/31/2002           8,544             8054.55             8,217
 9/30/2002           7,898             7445.46             7,572
10/31/2002           8,226             7754.55             7,892
11/30/2002           8,650             8154.55             8,338
12/31/2002           8,370             7890.91             8,013
 1/31/2003           8,177             7709.09             7,657
 2/28/2003           8,033             7572.73             7,551
 3/31/2003           8,120             7654.55             7,658
 4/30/2003           8,573             8081.82             8,206
 5/31/2003           9,161             8636.36             8,874
 6/30/2003           9,315             8781.82             9,006
 7/31/2003           9,585             9036.36             9,318
 8/31/2003           9,904             9336.36             9,729
 9/30/2003           9,662             9109.09             9,599
10/31/2003          10,289                9700            10,315

[CHART]

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
       EATON VANCE MID-CAP CORE FUND CLASS B VS. THE S&P MIDCAP 400 INDEX*

                        March 31, 2002 - October 31, 2003

               EATON VANCE TAX-MANAGED MID-CAP CORE FUND- CLASS B
                                Inception: 3/4/02

                   FUND             FUND                 S&P
                 VALUE AT         VALUE WITH         MID-CAP 400
   DATE            NAV           SALES CHARGE           INDEX
----------      ----------      --------------       -----------
 3/31/2002          10,000              10,000            10,000
 4/30/2002         9961.43             9961.43             9,947
 5/31/2002         9951.78             9951.78             9,769
 6/30/2002         9296.04             9296.04             9,071
 7/31/2002         8524.59             8524.59             8,185
 8/31/2002         8514.95             8514.95             8,217
 9/30/2002         7868.85             7868.85             7,572
10/31/2002         8187.08             8187.08             7,892
11/30/2002         8601.73             8601.73             8,338
12/31/2002         8331.72             8331.72             8,013
 1/31/2003         8129.22             8129.22             7,657
 2/28/2003         7974.93             7974.93             7,551
 3/31/2003         8061.72             8061.72             7,658
 4/30/2003          8505.3              8505.3             8,206
 5/31/2003         9083.89             9083.89             8,874
 6/30/2003         9228.54             9228.54             9,006
 7/31/2003         9488.91             9488.91             9,318
 8/31/2003         9807.13             9807.13             9,729
 9/30/2003         9556.41             9556.41             9,599
10/31/2003         10163.9            10163.93            10,315
                    Less 5%                500
10/31/2003                               9,664

[CHART]

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
       EATON VANCE MID-CAP CORE FUND CLASS C VS. THE S&P MIDCAP 400 INDEX*

                        March 31, 2002 - October 31, 2003

               EATON VANCE TAX-MANAGED MID-CAP CORE FUND- CLASS C
                                Inception: 3/4/02

                   FUND              FUND                S&P
                 VALUE AT         VALUE WITH         MID-CAP 400
   DATE            NAV           SALES CHARGE           INDEX
----------      ----------      --------------       -----------
 3/31/2002          10,000                 N/A            10,000
 4/30/2002           9,961                                 9,947
 5/31/2002           9,942                                 9,769
 6/30/2002           9,296                                 9,071
 7/31/2002           8,525                                 8,185
 8/31/2002           8,515                                 8,217
 9/30/2002           7,869                                 7,572
10/31/2002           8,187                                 7,892
11/30/2002           8,602                                 8,338
12/31/2002           8,332                                 8,013
 1/31/2003           8,129                                 7,657
 2/28/2003           7,975                                 7,551
 3/31/2003           8,062                                 7,658
 4/30/2003           8,496                                 8,206
 5/31/2003           9,084                                 8,874
 6/30/2003           9,229                                 9,006
 7/31/2003           9,489                                 9,318
 8/31/2003           9,797                                 9,729
 9/30/2003           9,547                                 9,599
10/31/2003          10,164                                10,315

PERFORMANCE**                                             CLASS A    CLASS B     CLASS C
----------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                                    25.09%     24.15%      24.15
Life of Fund+                                                3.96%      3.20%       3.20%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                                    17.90%     19.15%      23.15%
Life of Fund+                                                0.34%      0.24%       3.20%

+ Inception Dates - Class A: 3/4/02; Class B: 3/4/02; Class C: 3/4/02


*  Source: Thomson Financial. Investment operations commenced 3/4/02.

   The chart compares the Fund's total return with that of the S&P MidCap 400 Index, a broad-based, unmanaged index commonly used to measure U.S. mid-cap stock performance. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of a $10,000 hypothetical investment in the Fund and in the S&P MidCap 400 Index. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflects applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC return for Class C reflects a 1% CDSC imposed in the first year.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   The tables below set forth the pre-tax and after-tax performance for the Fund. After-tax performance reflects the impact of federal income taxes on Fund distributions of dividends and capital gains, as well as capital gains taxes on the sale of Fund shares, while pre-tax performance does not. Because the objective of the Fund is to provide long-term, after-tax returns to shareholders, it is important for investors to know the effect of taxes on the Fund's return.

   AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE YEAR ENDED OCTOBER 31, 2003)

   RETURNS AT NET ASSET VALUE (NAV) (CLASS A)

                                          ONE YEAR   LIFE OF FUND
   Return Before Taxes                     25.09%       3.96%
   Return After Taxes on Distributions     25.09%       3.96%
   Return After Taxes on Distributions
     and Sale of Fund Shares               16.31%       3.37%

   RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS A)

                                          ONE YEAR   LIFE OF FUND
   Return Before Taxes                     17.90%       0.34%
   Return After Taxes on Distributions     17.90%       0.34%
   Return After Taxes on Distributions
     and Sale of Fund Shares               11.64%       0.29%

   AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE YEAR ENDED OCTOBER 31, 2003)

   RETURNS AT NET ASSET VALUE (NAV) (CLASS B)

                                          ONE YEAR   LIFE OF FUND
   Return Before Taxes                     24.15%       3.20%
   Return After Taxes on Distributions     24.15%       3.20%
   Return After Taxes on Distributions
     and Sale of Fund Shares               15.70%       2.72%

   RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS B)

                                          ONE YEAR   LIFE OF FUND
   Return Before Taxes                     19.15%       0.24%
   Return After Taxes on Distributions     19.15%       0.24%
   Return After Taxes on Distributions
     and Sale of Fund Shares               12.45%       0.20%

   AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE YEAR ENDED OCTOBER 31, 2003)

   RETURNS AT NET ASSET VALUE (NAV) (CLASS C)

                                          ONE YEAR   LIFE OF FUND
   Return Before Taxes                     24.15%       3.20%
   Return After Taxes on Distributions     24.15%       3.20%
   Return After Taxes on Distributions
     and Sale of Fund Shares               15.70%       2.72%

   RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS C)

                                          ONE YEAR   LIFE OF FUND
   Return Before Taxes                     23.15%       3.20%
   Return After Taxes on Distributions     23.15%       3.20%
   Return After Taxes on Distributions
     and Sale of Fund Shares               15.05%       2.72%

Class A, Class B, and Class C commenced operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum sales charge, while Returns at Net AssetValue (NAV)do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for that period because no distributions were paid during that period. Also, Return After Taxes on Distributions and Sale of Fund shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

Past performance (both before and after taxes)is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different.

EATON VANCE TAX-MANAGED MID-CAP CORE FUND AS OF OCTOBER 31, 2003

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2003

ASSETS

Investment in Tax-Managed Mid-Cap Portfolio, at value
   (identified cost, $12,883,685)                                               $    15,191,461
Receivable for Fund shares sold                                                          41,014
Receivable from affiliate                                                                72,048
-----------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $    15,304,523
-----------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                                $        26,006
Payable to affiliate for distribution and service fees                                    3,005
Payable to affiliate for Trustees' fees                                                      28
Accrued expenses                                                                         26,823
-----------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                               $        55,862
-----------------------------------------------------------------------------------------------
NET ASSETS                                                                      $    15,248,661
-----------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                                 $    13,650,300
Accumulated net realized loss from Portfolio (computed on
   the basis of identified cost)                                                       (709,415)
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                                   2,307,776
-----------------------------------------------------------------------------------------------
TOTAL                                                                           $    15,248,661
-----------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                      $     7,053,762
SHARES OUTSTANDING                                                                      661,192
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)            $         10.67
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $10.67)                                             $         11.32
-----------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                      $     4,139,311
SHARES OUTSTANDING                                                                      392,577
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)            $         10.54
-----------------------------------------------------------------------------------------------

Class C Shares

Net Assets                                                                      $     4,055,588
Shares Outstanding                                                                      384,746
Net Asset Value, Offering Price and Redemption Price Per Share
   (net assets DIVIDED BY shares of beneficial interest outstanding)            $         10.54
-----------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2003

INVESTMENT INCOME

Dividends allocated from Portfolio                                              $        74,268
Interest allocated from Portfolio                                                         1,067
Expenses allocated from Portfolio                                                       (97,587)
-----------------------------------------------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO                                              $       (22,252)
-----------------------------------------------------------------------------------------------

EXPENSES

Administration fee                                                              $        14,774
Trustees' fees and expenses                                                                  45
Distribution and service fees
   Class A                                                                               12,170
   Class B                                                                               23,549
   Class C                                                                               26,261
Registration fees                                                                        49,939
Transfer and dividend disbursing agent fees                                              17,764
Custodian fee                                                                            15,036
Legal and accounting services                                                            12,081
Printing and postage                                                                      6,146
Miscellaneous                                                                             2,068
-----------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                  $       179,833
-----------------------------------------------------------------------------------------------
Deduct --
   Allocation of Fund expenses to affiliate                                     $        72,048
-----------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                        $        72,048
-----------------------------------------------------------------------------------------------

NET EXPENSES                                                                    $       107,785
-----------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                             $      (130,037)
-----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                              $      (453,964)
-----------------------------------------------------------------------------------------------
NET REALIZED LOSS                                                               $      (453,964)
-----------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                          $     2,940,801
-----------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                            $     2,940,801
-----------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                $     2,486,837
-----------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                      $     2,356,800
-----------------------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                  YEAR ENDED            PERIOD ENDED
                                                  OCTOBER 31, 2003      OCTOBER 31, 2002(1)
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
From operations --
   Net investment loss                               $    (130,037)           $    (29,238)
   Net realized loss                                      (453,964)               (255,412)
   Net change in unrealized
      appreciation (depreciation)                        2,940,801                (633,025)
------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                   $   2,356,800            $   (917,675)
------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                        $   4,050,864            $  5,085,324
      Class B                                            2,673,304               1,514,606
      Class C                                            2,704,082               2,162,624
   Cost of shares redeemed
      Class A                                           (2,547,843)               (161,573)
      Class B                                             (352,433)               (106,793)
      Class C                                             (860,036)               (352,590)
------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                           $   5,667,938            $  8,141,598
------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                           $   8,024,738            $  7,223,923
------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                 $   7,223,923            $         --
------------------------------------------------------------------------------------------
AT END OF YEAR                                       $  15,248,661            $  7,223,923
------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 4, 2002, to October 31, 2002.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                            CLASS A
                                                         ---------------------------------------------
                                                         YEAR ENDED               PERIOD ENDED
                                                         OCTOBER 31, 2003         OCTOBER 31, 2002(1)
------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                          $    8.530               $  10.000
------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(2)                                        $   (0.087)              $  (0.047)
Net realized and unrealized gain (loss)                            2.227                  (1.423)
------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                           $    2.140               $  (1.470)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                $   10.670               $   8.530
------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                    25.09%                 (14.70)%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                       $    7,054               $   4,394
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                  1.70%                   1.65%(5)
   Net investment loss                                             (0.93)%                 (0.80)%(5)
Portfolio Turnover of the Portfolio                                   50%                     13%
------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund reflect an allocation
   of expenses to the Administrator. Had such action not
   been taken, the ratios and net investment loss per share
   would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                      2.43%                   4.78%(5)
   Net investment loss                                             (1.66)%                 (3.93)%(5)
Net investment loss per share                                 $   (0.155)              $  (0.231)
------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 4, 2002, to October 31, 2002.
(2) Net investment loss per share was computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                       See notes to financial statements.

                                                                            CLASS B
                                                         ---------------------------------------------
                                                         YEAR ENDED               PERIOD ENDED
                                                         OCTOBER 31, 2003         OCTOBER 31, 2002(1)
------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                          $    8.490               $  10.000
------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(2)                                        $   (0.158)              $  (0.089)
Net realized and unrealized gain (loss)                            2.208                  (1.421)
------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                           $    2.050               $  (1.510)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                $   10.540               $   8.490
------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                    24.15%                 (15.10)%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                       $    4,139               $   1,254
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                  2.45%                   2.40%(5)
   Net investment loss                                             (1.69)%                 (1.52)%(5)
Portfolio Turnover of the Portfolio                                   50%                     13%
------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund reflect an allocation
   of expenses to the Administrator. Had such action not
   been taken, the ratios and net investment loss per share
   would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                      3.18%                   5.53%(5)
   Net investment loss                                             (2.42)%                 (4.65)%(5)
Net investment loss per share                                 $   (0.226)              $  (0.272)
------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 4, 2002, to October 31, 2002.
(2) Net investment loss per share was computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                       See notes to financial statements.

                                                                            CLASS C
                                                         ---------------------------------------------
                                                         YEAR ENDED               PERIOD ENDED
                                                         OCTOBER 31, 2003         OCTOBER 31, 2002(1)
------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                          $    8.490               $  10.000
------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(2)                                        $   (0.157)              $  (0.090)
Net realized and unrealized gain (loss)                            2.207                  (1.420)
------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                           $    2.050               $  (1.510)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                $   10.540               $   8.490
------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                    24.15%                 (15.10)%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                       $    4,056               $   1,575
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                  2.45%                   2.40%(5)
   Net investment loss                                             (1.70)%                 (1.52)%(5)
Portfolio Turnover of the Portfolio                                   50%                     13%
------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund reflect an allocation
   of expenses to the Administrator. Had such action not
   been taken, the ratios and net investment loss per share
   would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                      3.18%                   5.53%(5)
   Net investment loss                                             (2.43)%                 (4.65)%(5)
Net investment loss per share                                 $   (0.225)              $  (0.275)
------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 4, 2002, to October 31, 2002.
(2) Net investment loss per share was computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                      See notes to financial statements.

EATON VANCE TAX-MANAGED MID-CAP CORE FUND AS OF OCTOBER 31, 2003

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Tax-Managed Mid-Cap Core Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of the Tax-Managed Mid-Cap Core Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (32.9% at October 31, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America

   C EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

   D FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2003, the Fund did not have any undistributed long term gains. At October 31, 2003, the Fund, for federal income tax purposes, had a capital loss carryover of $592,222 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such loss carryover will expire on October 31, 2011 ($340,282) and October 31, 2010 ($251,940).

   E OTHER -- Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

   F USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  DISTRIBUTIONS TO SHAREHOLDERS

   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in additional shares of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                      YEAR ENDED           PERIOD ENDED
   CLASS A                      OCTOBER 31, 2003       OCTOBER 31, 2002(1)
   -----------------------------------------------------------------------
   Sales                                 435,916                533,609
   Redemptions                          (290,054)               (18,279)
   -----------------------------------------------------------------------
   NET INCREASE                          145,862                515,330
   -----------------------------------------------------------------------

                                      YEAR ENDED           PERIOD ENDED
   CLASS B                      OCTOBER 31, 2003       OCTOBER 31, 2002(1)
   -----------------------------------------------------------------------
   Sales                                 283,375                159,604
   Redemptions                           (38,524)               (11,878)
   -----------------------------------------------------------------------
   NET INCREASE                          244,851                147,726
   -----------------------------------------------------------------------

                                      YEAR ENDED           PERIOD ENDED
   CLASS C                      OCTOBER 31, 2003       OCTOBER 31, 2002(1)
   -----------------------------------------------------------------------
   Sales                                 295,005                225,822
   Redemptions                           (95,893)               (40,188)
   -----------------------------------------------------------------------
   NET INCREASE                          199,112                185,634
   -----------------------------------------------------------------------

   (1) For the period from the start of business, March 4, 2002, to October 31, 2002.

4  TRANSACTIONS WITH AFFILIATES

   The administration fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended October 31, 2003, the administration fee amounted to $14,774. To reduce the investment loss of the Fund, EVM was allocated $72,048 of the Fund's operating expenses for the year ended October 31, 2003. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2003, no significant amounts have been accrued or paid.

   Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund that are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2003, no significant amounts have been deferred.

   Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $8,865 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2003.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $17,662 and $19,696 for Class B and Class C shares, respectively, for the year ended October 31, 2003, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2003, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $156,000 and $157,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended October 31, 2003 amounted to $12,170, $5,887 and $6,565 for Class A, Class B and Class C shares, respectively.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

   No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see
   Note 5). CDSC charges assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. The Fund was informed that EVD received approximately $5,000 and $300 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the year ended October 31, 2003.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2003 aggregated $9,428,917 and $3,815,724, respectively.

8  SHAREHOLDER MEETING

   The Fund held a Special Meeting of Shareholders on June 6, 2003 to elect Trustees. The results of the vote were as follows:

                                        NUMBER OF SHARES
                                 ------------------------------
   NOMINEE FOR TRUSTEE           AFFIRMATIVE        WITHHOLD
   ------------------------------------------------------------
   Jessica M. Bibliowicz         783,172            25,697
   Donald R. Dwight              783,172            25,697
   James B. Hawkes               783,172            25,697
   Samuel L. Hayes, III          783,172            25,697
   William H. Park               783,172            25,697
   Norton H. Reamer              783,172            25,697
   Lynn A. Stout                 783,172            25,697

   Each nominee was also elected a Trustee of the Portfolio. Donald R. Dwight retired as a Trustee effective July 1, 2003 pursuant to the mandatory retirement policy of the Trust.

EATON VANCE TAX-MANAGED MID-CAP CORE FUND AS OF OCTOBER 31, 2003
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF EATON VANCE
MUTUAL FUNDS TRUST AND SHAREHOLDERS OF
EATON VANCE TAX-MANAGED MID-CAP CORE FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Mid-Cap Core Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2003, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period from the start of business, March 4, 2002, to October 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and the period from the start of business, March 4, 2002, to October 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 16, 2003

TAX-MANAGED MID-CAP CORE PORTFOLIO AS OF OCTOBER 31, 2003
PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 97.3%

SECURITY                                              SHARES      VALUE
---------------------------------------------------------------------------------
ADVERTISING AGENCIES -- 2.1%

Omnicom Group, Inc.                                      12,300    $    981,540
---------------------------------------------------------------------------------
                                                                   $    981,540
---------------------------------------------------------------------------------

AIRLINES -- 1.3%

SkyWest, Inc.                                            31,900    $    589,831
---------------------------------------------------------------------------------
                                                                   $    589,831
---------------------------------------------------------------------------------

BANKS - REGIONAL -- 3.1%

City National Corp.                                       9,500    $    571,995
SouthTrust Corp.                                         15,200         484,120
Synovus Financial Corp.                                  13,800         380,880
---------------------------------------------------------------------------------
                                                                   $  1,436,995
---------------------------------------------------------------------------------

BROADCASTING AND RADIO -- 2.0%

Cox Radio, Inc. Class A(1)                               42,100    $    931,252
---------------------------------------------------------------------------------
                                                                   $    931,252
---------------------------------------------------------------------------------

BUILDING PRODUCTS -- 1.1%

Valspar Corp.                                            11,000    $    524,700
---------------------------------------------------------------------------------
                                                                   $    524,700
---------------------------------------------------------------------------------

BUSINESS SERVICES - MISCELLANEOUS -- 5.8%

ChoicePoint, Inc.(1)                                     23,366    $    818,745
Fair Isaac Corp.                                          7,200         459,216
Fiserv, Inc.(1)                                          13,400         473,288
SEI Investments Co.                                      14,700         428,064
The Reynolds and Reynolds Co., Class A                   18,700         507,892
---------------------------------------------------------------------------------
                                                                   $  2,687,205
---------------------------------------------------------------------------------

CHEMICALS -- 1.8%

Air Products and Chemicals, Inc.                         18,700    $    849,167
---------------------------------------------------------------------------------
                                                                   $    849,167
---------------------------------------------------------------------------------

COMPUTER SERVICES -- 1.7%

SunGard Data Systems, Inc.(1)                            27,200    $    762,960
---------------------------------------------------------------------------------
                                                                   $    762,960
---------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 1.2%

National Instruments Corp.                               12,500    $    532,250
---------------------------------------------------------------------------------
                                                                   $    532,250
---------------------------------------------------------------------------------

COMPUTERS - INTEGRATED SYSTEMS -- 3.8%

Adobe Systems, Inc.                                       8,800    $    385,792
Affiliated Computer Services, Inc.(1)                    18,100         885,633
Jack Henry & Associates, Inc. Class A                    25,000         499,500
---------------------------------------------------------------------------------
                                                                   $  1,770,925
---------------------------------------------------------------------------------

COSMETICS & TOILETRIES -- 1.8%

Alberto-Culver Co. Class A                               13,100    $    830,409
---------------------------------------------------------------------------------
                                                                   $    830,409
---------------------------------------------------------------------------------

DISTRIBUTION / WHOLESALE -- 1.7%

CDW Corp.                                                13,100    $    786,655
---------------------------------------------------------------------------------
                                                                   $    786,655
---------------------------------------------------------------------------------

EDUCATION -- 1.4%

Education Management Corp.(1)                            10,500    $    663,390
---------------------------------------------------------------------------------
                                                                   $    663,390
---------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 1.7%

Cooper Industries Ltd. Class A                           14,400    $    761,760
---------------------------------------------------------------------------------
                                                                   $    761,760
---------------------------------------------------------------------------------

ELECTRONICS - EQUIPMENT / INSTRUMENTS -- 1.6%

Amphenol Corp. Class A(1)                                12,700    $    746,125
---------------------------------------------------------------------------------
                                                                   $    746,125
---------------------------------------------------------------------------------

ELECTRONICS - SEMICONDUCTORS -- 1.5%

QLogic Corp.(1)                                          12,600    $    706,230
---------------------------------------------------------------------------------
                                                                   $    706,230
---------------------------------------------------------------------------------

ENGINEERING AND CONSTRUCTION -- 1.8%

Jacobs Engineering Group, Inc.(1)                        17,900    $    829,128
---------------------------------------------------------------------------------
                                                                   $    829,128
---------------------------------------------------------------------------------

                       See notes to financial statements.

SECURITY                                             SHARES       VALUE
---------------------------------------------------------------------------------
FINANCE - INVESTMENT MANAGEMENT -- 7%

Affiliated Managers Group, Inc.(1)                       13,000    $    942,500
Ambac Financial Group, Inc.                               7,700         544,698
Franklin Resources, Inc.                                 17,700         839,334
Legg Mason, Inc.                                         11,100         924,075
---------------------------------------------------------------------------------
                                                                   $  3,250,607
---------------------------------------------------------------------------------

FOOD - WHOLESALE / DISTRIBUTION -- 1.5%

Performance Food Group Co.(1)                            19,000    $    707,750
---------------------------------------------------------------------------------
                                                                   $    707,750
---------------------------------------------------------------------------------

GAS DISTRIBUTION -- 1.1%

Piedmont Natural Gas Co., Inc.                           12,100    $    480,733
---------------------------------------------------------------------------------
                                                                   $    480,733
---------------------------------------------------------------------------------

HEALTHCARE SERVICES -- 2.5%

First Health Group Corp.(1)                              17,100    $    417,411
WellPoint Health Networks, Inc.(1)                        8,000         711,200
---------------------------------------------------------------------------------
                                                                   $  1,128,611
---------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 1.9%

Mohawk Industries, Inc.(1)                               11,700    $    867,204
---------------------------------------------------------------------------------
                                                                   $    867,204
---------------------------------------------------------------------------------

INSURANCE -- 2.2%

Ace Ltd.                                                 28,300    $  1,018,800
---------------------------------------------------------------------------------
                                                                   $  1,018,800
---------------------------------------------------------------------------------

INSURANCE BROKERS -- 1.8%

Arthur J. Gallagher & Co., Inc.                          28,500    $    831,915
---------------------------------------------------------------------------------
                                                                   $    831,915
---------------------------------------------------------------------------------

INVESTMENT SERVICES -- 2.1%

A.G. Edwards, Inc.                                       24,200    $    980,100
---------------------------------------------------------------------------------
                                                                   $    980,100
---------------------------------------------------------------------------------

MANUFACTURING -- 4.1%

Danaher Corp.                                             5,900    $    488,815
Dover Corp.                                              19,500         760,890
Nucor Corp.                                              11,700         641,511
---------------------------------------------------------------------------------
                                                                   $  1,891,216
---------------------------------------------------------------------------------

MEDICAL - HOSPITALS -- 1.8%

Health Management Associates, Inc. Class A               37,100    $    821,765
---------------------------------------------------------------------------------
                                                                   $    821,765
---------------------------------------------------------------------------------

MEDICAL DEVICES -- 1.5%

Varian Medical Systems, Inc.(1)                          10,700    $    684,158
---------------------------------------------------------------------------------
                                                                   $    684,158
---------------------------------------------------------------------------------

MEDICAL PRODUCTS -- 5.3%

Biomet, Inc.                                             18,400    $    659,824
C.R. Bard, Inc.                                           8,700         696,435
Patterson Dental Co.(1)                                   9,200         588,616
Renal Care Group, Inc.(1)                                13,200         495,132
---------------------------------------------------------------------------------
                                                                   $  2,440,007
---------------------------------------------------------------------------------

MEDICAL SERVICES / SUPPLIES -- 1.8%

DENTSPLY International, Inc.                             19,100    $    844,029
---------------------------------------------------------------------------------
                                                                   $    844,029
---------------------------------------------------------------------------------

MULTI-UTILITIES -- 1.8%

Questar Corp.                                            26,700    $    847,725
---------------------------------------------------------------------------------
                                                                   $    847,725
---------------------------------------------------------------------------------

OFFICE ELECTRONICS / TECHNOLOGY -- 1.8%

Zebra Technologies Corp. Class A(1)                      14,250    $    811,537
---------------------------------------------------------------------------------
                                                                   $    811,537
---------------------------------------------------------------------------------

OIL AND GAS - EXPLORATION AND PRODUCTION -- 5.8%

Apache Corp.                                              9,425    $    657,111
EOG Resources, Inc.                                      13,600         573,104
Newfield Exploration Co.(1)                              21,900         870,087
Pogo Producing Co.                                       13,300         556,073
---------------------------------------------------------------------------------
                                                                   $  2,656,375
---------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 1.1%

Estee Lauder Companies Inc., (The) Class A               14,000    $    523,460
---------------------------------------------------------------------------------
                                                                   $    523,460
---------------------------------------------------------------------------------

PRINTING AND BUSINESS PRODUCTS -- 1.5%

Avery Dennison Corp.                                     13,200    $    694,056
---------------------------------------------------------------------------------
                                                                   $    694,056
---------------------------------------------------------------------------------

                       See notes to financial statements.

SECURITY                                             SHARES       VALUE
---------------------------------------------------------------------------------
PUBLISHING -- 1.6%

E.W. Scripps Co.                                          8,000    $    743,280
---------------------------------------------------------------------------------
                                                                   $    743,280
---------------------------------------------------------------------------------

RETAIL - DISCOUNT -- 1.1%

Family Dollar Stores, Inc.                               11,300    $    492,793
---------------------------------------------------------------------------------
                                                                   $    492,793
---------------------------------------------------------------------------------

RETAIL - RESTAURANTS -- 3.8%

Brinker International, Inc.(1)                           30,000    $    954,900
Sonic Corp.(1)                                           28,400         789,804
---------------------------------------------------------------------------------
                                                                   $  1,744,704
---------------------------------------------------------------------------------

RETAIL - SPECIALTY AND APPAREL -- 2.4%

Bed Bath and Beyond, Inc.(1)                             11,100    $    468,864
Tiffany & Co.                                            13,000         616,850
---------------------------------------------------------------------------------
                                                                   $  1,085,714
---------------------------------------------------------------------------------

SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 2.2%

Microchip Technology, Inc.                               30,650    $  1,002,562
---------------------------------------------------------------------------------
                                                                   $  1,002,562
---------------------------------------------------------------------------------

TELECOMMUNICATIONS -- 1.3%

CenturyTel, Inc.                                         16,700    $    597,025
---------------------------------------------------------------------------------
                                                                   $    597,025
---------------------------------------------------------------------------------

TRANSPORTATION -- 2.9%

C.H. Robinson Worldwide, Inc.                            16,300    $    638,634
Expeditors International of Washington, Inc              18,000         675,720
---------------------------------------------------------------------------------
                                                                   $  1,314,354
---------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST $37,950,093)                                   $ 44,851,002
---------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 97.3%
   (IDENTIFIED COST $37,950,093)                                   $ 44,851,002
---------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 2.7%                             $  1,261,269
---------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                               $ 46,112,271
---------------------------------------------------------------------------------

(1)  Non-income producing security.

                       See notes to financial statements.

TAX-MANAGED MID-CAP CORE PORTFOLIO AS OF OCTOBER 31, 2003
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2003

ASSETS

Investments, at value (identified cost, $37,950,093)                     $  44,851,002
Cash                                                                         1,128,349
Receivable for investments sold                                                684,463
Interest and dividends receivable                                               11,317
--------------------------------------------------------------------------------------
TOTAL ASSETS                                                             $  46,675,131
--------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                        $     539,190
Payable to affiliate for Trustees' fees                                             62
Accrued expenses                                                                23,608
--------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        $     562,860
--------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                $  46,112,271
--------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals                  $  39,211,362
Net unrealized appreciation (computed on the basis of identified cost)       6,900,909
--------------------------------------------------------------------------------------
TOTAL                                                                    $  46,112,271
--------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
OCTOBER 31, 2003

INVESTMENT INCOME

Dividends                                                                $     216,653
Interest                                                                         3,060
--------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  $     219,713
--------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                   $     229,597
Trustees' fees and expenses                                                        192
Custodian fee                                                                   30,994
Legal and accounting services                                                   20,933
Miscellaneous                                                                    2,898
--------------------------------------------------------------------------------------
TOTAL EXPENSES                                                           $     284,614
--------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                      $     (64,901)
--------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                       $    (927,356)
--------------------------------------------------------------------------------------
NET REALIZED LOSS                                                        $    (927,356)
--------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                   $   8,290,032
--------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     $   8,290,032
--------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN                                         $   7,362,676
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                               $   7,297,775
--------------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                 YEAR ENDED            PERIOD ENDED
IN NET ASSETS                       OCTOBER 31, 2003      OCTOBER 31, 2002(1)
-----------------------------------------------------------------------------
From operations --
   Net investment loss              $          (64,901)   $          (49,816)
   Net realized loss                          (927,356)             (577,498)
   Net change in unrealized
      appreciation (depreciation)            8,290,032            (1,389,123)
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS       $        7,297,775    $       (2,016,437)
-----------------------------------------------------------------------------
Capital transactions --
   Contributions                    $       25,984,940    $       19,978,729
   Withdrawals                              (4,319,456)             (913,290)
-----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS             $       21,665,484    $       19,065,439
-----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS          $       28,963,259    $       17,049,002
-----------------------------------------------------------------------------

NET ASSETS

At beginning of year                $       17,149,012    $          100,010
-----------------------------------------------------------------------------
AT END OF YEAR                      $       46,112,271    $       17,149,012
-----------------------------------------------------------------------------

(1) For the period from the start of business, March 1, 2002, to October 31, 2002.

                       See notes to financial statements.

SUPPLEMENTARY DATA

                                                            YEAR ENDED            PERIOD ENDED
                                                         OCTOBER 31, 2003      OCTOBER 31, 2002(1)
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                           0.99%                  1.68%(2)
   Net investment loss                                               (0.22)%                (0.81)%(2)
Portfolio Turnover                                                      50%                    13%
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         25.97%                (14.72)%(3)
------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                 $           46,112     $           17,149
------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 1, 2002, to October 31, 2002.

(2)  Annualized.

(3)  Total return is not computed on an annualized basis.

                       See notes to financial statements.

TAX-MANAGED MID-CAP CORE PORTFOLIO AS OF OCTOBER 31, 2003
NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Tax-Managed Mid-Cap Core Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on December 10, 2001, seeks to achieve long-term, after-tax returns by investing in a diversified portfolio of common stocks of mid-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2003, Eaton Vance Tax-Managed Mid-Cap Core Fund held an approximate 32.9% interest in the Portfolio and one other investor owned an interest greater than 10% that equaled 66.8%. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges are valued at closing sale prices on the exchange where such securities are principally traded. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are generally valued at the mean between the latest bid and ask prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   C INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   D FINANCIAL FUTURES CONTRACT -- Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   E PUT OPTIONS -- Upon the purchase of a put option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

   F SECURITIES SOLD SHORT -- The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short. Such transactions are done in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position.
   The liability is marked-to-market and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

   G FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

   H USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   I OTHER -- Investment transactions are accounted for on a trade date basis.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee equal to 0.80% annually of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2003, the advisory fee amounted to $229,597. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Atlanta Capital Management Company, LLC (Atlanta Capital), a majority-owned subsidiary of Eaton Vance. BMR pays Atlanta Capital a monthly fee for sub-advisory services provided to the Portfolio equal to 0.55% annually of the average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2003, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term obligations, aggregated $34,655,917 and $14,180,550, respectively, for the year ended October 31, 2003.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2003, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                         $   38,204,563
   -----------------------------------------------------
   Gross unrealized appreciation          $    6,819,922
   Gross unrealized depreciation                (173,483)
   -----------------------------------------------------
   NET UNREALIZED APPRECIATION            $    6,646,439
   -----------------------------------------------------

5  FINANCIAL INSTRUMENTS

   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2003.

6  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees for the year ended October 31, 2003.

7  INTERESTHOLDER MEETING

   The Portfolio held a Special Meeting of Interestholders on June 6, 2003 to elect Trustees. The results of the vote were as follows:

                                   INTEREST IN THE PORTFOLIO
                                   -------------------------
   NOMINEE FOR TRUSTEE               AFFIRMATIVE   WITHHOLD
   ---------------------------------------------------------
   Jessica M. Bibliowicz                  99%        1%
   Donald R. Dwight                       99%        1%
   James B. Hawkes                        99%        1%
   Samuel L. Hayes, III                   99%        1%
   William H. Park                        99%        1%
   Norton H. Reamer                       99%        1%
   Lynn A. Stout                          99%        1%

   Results are rounded to the nearest whole number. Donald R. Dwight retired as a Trustee effective July 1, 2003 pursuant to the mandatory retirement policy of the Portfolio.

TAX-MANAGED MID-CAP CORE PORTFOLIO AS OF OCTOBER 31, 2003
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF TAX-MANAGED MID-CAP CORE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Mid-Cap Core Portfolio (the Portfolio) as of October 31, 2003, and the related statement of operations, and the statements of changes in net assets and the supplementary data for the year then ended and the period from the start of business, March 1, 2002, to October 31, 2002. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Tax-Managed Mid-Cap Core Portfolio at October 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the supplementary data for the year then ended and the period from the start of business, March 1, 2002, to October 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 16, 2003

EATON VANCE TAX-MANAGED MID-CAP CORE FUND
MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Mid-Cap Core Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Atlanta Capital" refers to Atlanta Capital Management Company, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                      POSITION(S)        TERM OF                                     NUMBER OF PORTFOLIOS
                        WITH THE        OFFICE AND                                      IN FUND COMPLEX
    NAME AND           TRUST AND        LENGTH OF       PRINCIPAL OCCUPATION(S)           OVERSEEN BY          OTHER DIRECTORSHIPS
  DATE OF BIRTH      THE PORTFOLIO       SERVICE        DURING PAST FIVE YEARS            TRUSTEE(1)                  HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)

Jessica M.              Trustee         Trustee of    Chairman, President and                 192             Director of National
Bibliowicz                              the Trust     Chief Executive Officer of                               Financial Partners
11/28/59                               since 1998;    National Financial
                                          of the      Partners (financial
                                        Portfolio     services company) (since
                                        since 2001    April 1999). President and
                                                      Chief Operating Officer of
                                                      John A. Levin & Co.
                                                      (registered investment
                                                      adviser) (July 1997 to
                                                      April 1999) and a Director
                                                      of Baker, Fentress &
                                                      Company, which owns John
                                                      A. Levin & Co. (July 1997 to
                                                      April 1999). Ms.Bibliowicz
                                                      is an interested person
                                                      because of her affiliation
                                                      with a brokerage firm.

James B. Hawkes      Trustee of the     Trustee of    Chairman, President and                 194                Director of EVC
11/9/41              Trust; Trustee     the Trust     Chief Executive Officer of
                      and President     since 1991;   BMR, EVC, EVM and EV;
                     of the Portfolio  Trustee and    Director of EV; Vice
                                       President of   President and Director of
                                      the Portfolio   EVD. Trustee and/or
                                        since 2001    officer of 194 registered
                                                      investment companies in
                                                      the Eaton Vance Fund
                                                      Complex. Mr.Hawkes is an
                                                      interested person because
                                                      of his positions with BMR,
                                                      EVM, EVC and EV, which are
                                                      affiliates of the Trust
                                                      and the Portfolio.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III    Trustee         Trustee of    Jacob H. Schiff Professor               194             Director of Tiffany &
2/23/35                                 the Trust     of Investment Banking                                      Co. (specialty
                                       since 1986;    Emeritus, Harvard                                       retailer) and Telect,
                                          of the      University Graduate School                                       Inc.
                                        Portfolio     of Business Administration.                               (telecommunication
                                        since 2001                                                              services company)

William H. Park         Trustee         Since 2003    President and Chief                     191                      None
9/19/47                                               Executive Officer, Prizm
                                                      Capital Management, LLC
                                                      (investment management
                                                      firm) (since 2002).
                                                      Executive Vice President
                                                      and Chief Financial
                                                      Officer, United Asset
                                                      Management Corporation (a
                                                      holding company owning
                                                      institutional investment
                                                      management firms)
                                                      (1982-2001).

Ronald A. Pearlman      Trustee         Since 2003    Professor of Law,                       191                      None
7/10/40                                               Georgetown University Law
                                                      Center (since 1999). Tax
                                                      Partner, Covington &
                                                      Burling, Washington, DC
                                                      (1991-2000).

                      POSITION(S)        TERM OF                                     NUMBER OF PORTFOLIOS
                        WITH THE        OFFICE AND                                      IN FUND COMPLEX
    NAME AND           TRUST AND        LENGTH OF       PRINCIPAL OCCUPATION(S)           OVERSEEN BY          OTHER DIRECTORSHIPS
  DATE OF BIRTH      THE PORTFOLIO       SERVICE        DURING PAST FIVE YEARS            TRUSTEE(1)                  HELD
------------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S) (CONTINUED)

Norton H. Reamer        Trustee         Trustee of    President and Chief                     194                      None
9/21/35                                 the Trust     Executive Officer of Asset
                                       since 1986;    Management Finance Corp.
                                          of the      (a specialty finance
                                        Portfolio     company serving the
                                        since 2001    investment management
                                                      industry) (since
                                                      October 2003). President,
                                                      Unicorn Corporation (an
                                                      investment and financial
                                                      advisory services company)
                                                      (since September 2000).
                                                      Formerly, Chairman,
                                                      Hellman, Jordan Management
                                                      Co., Inc. (an investment
                                                      management company)
                                                      (2000-2003). Formerly,
                                                      Advisory Director of
                                                      Berkshire Capital
                                                      Corporation (investment
                                                      banking firm) (2002-2003).
                                                      Formerly, Chairman of the
                                                      Board, United Asset
                                                      Management Corporation (a
                                                      holding company owning
                                                      institutional investment
                                                      management firms) and
                                                      Chairman, President and
                                                      Director, UAM Funds
                                                      (mutual funds) (1980-2000).

Lynn A. Stout           Trustee         Trustee of    Professor of Law,                       194                      None
9/14/57                                 the Trust     University of California
                                       since 1998;    at Los Angeles School of
                                          of the      Law (since July 2001).
                                        Portfolio     Formerly, Professor of
                                        since 2001    Law, Georgetown University
                                                      Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                             POSITION(S)           TERM OF
                               WITH THE          OFFICE AND
       NAME AND               TRUST AND           LENGTH OF                  PRINCIPAL OCCUPATION(S)
    DATE OF BIRTH           THE PORTFOLIO          SERVICE                    DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.        President of the     President of    Executive Vice President of EVM, BMR, EVC and EV;
5/31/58                      Trust; Vice          the Trust     Chief Investment Officer of EVM and BMR and
                           President of the      since 2002;    Director of EVC. Chief Executive Officer of
                              Portfolio        Vice President   Belair Capital Fund LLC, Belcrest Capital Fund
                                                   of the       LLC, Belmar Capital Fund LLC, Belport Capital
                                                  Portfolio     Fund LLC and Belrose Capital Fund LLC (private
                                                 since 2001     investment companies sponsored by EVM). Officer
                                                                of 53 registered investment companies managed by
                                                                EVM or BMR.

William H. Ahern, Jr.     Vice President of      Since 1995     Vice President of EVM and BMR. Officer of 35
7/28/59                       the Trust                         registered investment companies managed by EVM or
                                                                BMR.

Thomas J. Fetter          Vice President of      Since 1997     Vice President of EVM and BMR. Trustee and
8/20/43                       the Trust                         President of The Massachusetts Health & Education
                                                                Tax-Exempt Trust. Officer of 127 registered
                                                                investment companies managed by EVM or BMR.

William R. Hackney, III   Vice President of      Since 2001     Managing Partner and member of the Executive
4/12/48                     the Portfolio                       Committee of Atlanta Capital. Officer of 3
                                                                registered investment companies managed by EVM or
                                                                BMR.

Michael R. Mach           Vice President of      Since 1999     Vice President of EVM and BMR. Previously,
7/15/47                       the Trust                         Managing Director and Senior Analyst for
                                                                Robertson Stephens (1998-1999). Officer of 25
                                                                registered investment companies managed by EVM or
                                                                BMR.

Robert B. MacIntosh       Vice President of      Since 1998     Vice President of EVM and BMR. Officer of 127
1/22/57                       the Trust                         registered investment companies managed by EVM or
                                                                BMR.

Paul J. Marshall          Vice President of      Since 2001     Vice President of Atlanta Capital. Portfolio
5/2/65                      the Portfolio                       manager for Bank of America Capital Management
                                                                (1995-2000). Officer of 3 registered investment
                                                                companies managed by EVM or BMR.

Charles B. Reed           Vice President of      Since 2001     Vice President of Atlanta Capital. Portfolio
10/9/65                     the Portfolio                       manager with the Florida State Board of
                                                                Administration (1995-1998). Officer of 2
                                                                registered investment companies managed by EVM or
                                                                BMR.

                             POSITION(S)           TERM OF
                               WITH THE          OFFICE AND
       NAME AND               TRUST AND           LENGTH OF                  PRINCIPAL OCCUPATION(S)
    DATE OF BIRTH           THE PORTFOLIO          SERVICE                    DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (CONTINUED)

Duncan W. Richardson      Vice President of      Since 2001     Senior Vice President and Chief Equity Investment
10/26/57                      the Trust                         Officer of EVM and BMR. Officer of 41 registered
                                                                investment companies managed by EVM or BMR.

Walter A. Row, III        Vice President of      Since 2001     Director of Equity Research and a Vice President of
7/20/57                       the Trust                         EVM and BMR. Officer of 22 registered investment
                                                                companies managed by EVM or BMR.

Judith A. Saryan          Vice President of      Since 2003     Vice President of EVM and BMR. Previously, Portfolio
8/21/54                       the Trust                         Manager and Equity Analyst for State Street Global
                                                                Advisers (1980-1999). Officer of 24 registered
                                                                investment companies managed by EVM or BMR.

Susan Schiff              Vice President of      Since 2002     Vice President of EVM and BMR. Officer of 26
3/13/61                       the Trust                         registered investment companies managed by EVM or
                                                                BMR.

Alan R. Dynner                Secretary         Secretary of    Vice President, Secretary and Chief Legal Officer of
10/10/40                                          the Trust     BMR, EVM, EVD, EV and EVC. Officer of 194 registered
                                               since 1997; of   investment companies managed by EVM or BMR.
                                                the Portfolio
                                                 since 2001

Michelle A. Alexander      Treasurer of the      Since 2002     Vice President of EVM and BMR. Chief Financial
8/25/69                       Portfolio                         Officer of Belair Capital Fund LLC, Belcrest Capital
                                                                Fund LLC, Belmar Capital Fund LLC, Belport Capital
                                                                Fund LLC and Belrose Capital Fund LLC (private
                                                                investment companies sponsored by EVM). Officer of
                                                                85 registered investment companies managed by EVM or
                                                                BMR.

James L. O'Connor          Treasurer of the      Since 1989     Vice President of BMR, EVM and EVD. Officer of 115
4/1/45                          Trust                           registered investment companies managed by EVM or
                                                                BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

                       THIS PAGE INTENTIONALLY LEFT BLANK

            INVESTMENT ADVISER OF TAX-MANAGED MID-CAP CORE PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                SUB-ADVISER OF TAX-MANAGED MID-CAP CORE PORTFOLIO
                     ATLANTA CAPITAL MANAGEMENT COMPANY LLC
                           1349 WEST PEACHTREE STREET
                                   SUITE 1600
                                ATLANTA, GA 30309

           ADMINISTRATOR OF EATON VANCE TAX-MANAGED MID-CAP CORE FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                              INDEPENDENT AUDITORS
                             DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                             BOSTON, MA 02116-5022

                   EATON VANCE TAX-MANAGED MID-CAP CORE FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

    THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION ON THE FUND, INCLUDING ITS SALES CHARGES
      AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST
                                 OR SEND MONEY.

1301-12/03                                                              TMMCCSRC

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (a fixed income investment management firm). Previously, he served as Executive Vice President and

Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President of Unicorn Capital (an investment and financial advisory services company), Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm). Previously, Mr. Reamer was Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Required in Filing.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Required in Filing.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

(a)(1)       Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)    Treasurer's Section 302 certification.
(a)(2)(ii)   President's Section 302 certification.
(b)          Combined Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EATON VANCE MUTUAL FUNDS TRUST (ON BEHALF OF EATON VANCE TAX-MANAGED MID-CAP CORE FUND)


By:    /S/ Thomas E. Faust Jr.
       -----------------------
       Thomas E. Faust Jr.
       President


Date:  December 16, 2003
       -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /S/ James L. O'Connor
       ---------------------
       James L. O'Connor
       Treasurer


Date:  December 16, 2003
       -----------------


By:    /S/ Thomas E. Faust Jr.
       -----------------------
       Thomas E. Faust Jr.
       President


Date:  December 16, 2003
       -----------------